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                                                                   Exhibit 10.60

                           REASSIGNMENT OF PATENTS

         Reference is made herein to a certain Collateral Assignment of Patents (the "Collateral Assignment") made as of the 22nd day of May, 1995, by Seragen, Inc. to certain Guarantors identified on Schedule A to the Collateral Assignment (the "Guarantors").

         This REASSIGNMENT OF PATENTS is made as of the 1st day of July, 1996, by Guarantors to SERAGEN, INC.


                            W I T N E S S E T H:


         WHEREAS, the Collateral Assignment was executed and delivered to the Escrow Agent to secure certain obligations of Seragen, Inc., to the Guarantors in the original aggregate amount of up to $23,800,000; and

         WHEREAS, Seragen, Inc., has paid and/or performed all of the Guaranteed Obligations to the various bank lenders, and therefore, the obligations of the Guarantors under the respective guarantees have terminated and are no longer of any force and effect;

         NOW, THEREFORE, in accordance with the obligations under paragraph 5(b) of the Collateral Assignment, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors hereby agree with Seragen, Inc., as follows:

         1. REASSIGNMENT OF PATENTS. The Guarantors hereby grant, assign and convey to Seragen, Inc., all of their respective rights, title and interest in and to the "Patents" as such term is defined in the Collateral Assignment. All rights of any nature whatsoever granted by Seragen, Inc., to the Guarantors pursuant to the Collateral Assignment are hereby reassigned to Seragen, Inc., and the Collateral Assignment is hereby terminated and shall be null and void and of no further force or effect whatsoever.

         2. FURTHER ASSURANCES. The Guarantors shall promptly execute and deliver to Seragen, Inc., upon request from time to time, all documents, instruments and certificates, in form suitable for recording at the United States Patent and Trademark Office or other appropriate governmental office, and take such further action as Seragen, Inc., reasonably requests of Guarantors to effectuate the reassignment of rights contemplated hereunder.

         3. CERTAIN REPRESENTATIONS OF GUARANTORS. Each Guarantor represent, warrant and covenant that:

             (a) Such Guarantor has made no grant, transfer or disposition of any of the respective rights assigned to such Guarantor pursuant to the Collateral Assignment therein; and

             (b) Each Guarantor has the right to execute and deliver this Agreement and perform its terms, and shall not take any action, or permit any action to be taken by others under


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              (b)  Each Guarantor has the right to execute and deliver this
Agreement and perform its terms, and shall not take any action, or permit any action to be taken by others under its control, or fail to take any action, which action or inaction would affect the validity or enforceability of the Patents or any of Seragen, Inc.'s right hereunder.

          4.  Waivers, Assignments, Choice of Law, etc.
              -----------------------------------------

              (a) No delay or omission on the part of Seragen, Inc., in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder.

              (b) This Agreement shall inure to the benefit of and be binding upon Seragen, Inc. and the Guarantors and all of their respective successors and assigns.

              (c) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts and shall take effect as an instrument under seal.

         IN WITNESS WHEREOF, each Guarantor has executed this Agreement as a sealed instrument as of the date first written above.


                                          GUARANTORS:

                                          /s/ Leon C. Hirsch
                                          ------------------------------------
                                          Leon C. Hirsch


                                          /s/ Turi Josefman
                                          ------------------------------------
                                          Turi Josefman


                                          /s/ Gerald S. J. Cassidy
                                          ------------------------------------
                                          Gerald S. J. Cassidy


                                          /s/ Loretta P. Cassidy
                                          ------------------------------------
                                          Loretta P. Cassidy


                                          Boston University


                                          By: /s/ Kenneth G. Condon
                                            ----------------------------------

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